Exhibit 10.7

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      AWARD/CONTRACT    1. THIS CONTRACT IS A RATED ORDER   RATING      PAGE
                           UNDER DPAS (15 CFR 350)           >            1 of 4
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2. CONTRACT (PRO. INST. IDENT.) NO. 3. EFFECTIVE DATE
GS-10F-0092K                        Janaury 18, 2000
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4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
8999
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5. ISSUED BY                  CODE ____

General Services Administration
Acquisition Division (10FTP)
400 15th St SW
Auburn, WA 98001-6599
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6. ADMINISTERED BY (If other than Item 5)  CODE _____
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7. NAME AND ADDRESS OF CONTRACTOR   8. DELIVERY
(No., street, city, county, State,
and ZIP Code)                       |_| FOB ORIGIN         |X| FOB DESTINATION
                                    --------------------------------------------
Commodore Advanced Sciences, Inc.   9. DISCOUNT FOR PROMPT PAYMENT
    2340 MENAUL BOULEVARD NE        NET 30 DAYS
            Suite 400               --------------------------------------------
      Albuquerque, NM 87107         10. SUBMIT INVOICES         TO BE SHOWN ON
                                    (4 copies unless otherwise  DELIVERY ORDER
----------------------------------  specified) TO THE
CODE    |       FACILITY CODE       ADDRESS SHOWN IN    >
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11. SHIP TO/MARK FOR     CODE             12. PAYMENT WILL BE MADE BY

AS SPECIFIED ON EACH DELIVERY ORDER       AS SPECIFIED ON EACH DELIVERY ORDER
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13. AUTHORITY FOR USING OTHER FULL  14. ACCOUNTING AND APPROPRIATION DATA
    AND OPEN COMPETITION

|_| 10 U.S.C. 2304(C)(   )
|_| 41 U.S.C. 253 (C)(   )
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15a ITEM NO   15B. SUPPLIES/SERVICES   15C. QUANTITY   15D  UNIT

MULTIPLE AWARD FEDERAL SUPPLY
SCHEDULE CONTRACT FOR:    FSC 8999 - Environmental Advisory Services

CONTRACT PERIOD:          January 18, 2000 through January 17, 2005

SINS AWARDED:             899-1, 899-2, 899-3 AND 899-4
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15E. UNIT PRICE                 15F. AMOUNT

15G. TOTAL AMOUNT OF CONTRACT > $INDEFINITE
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                              16. TABLE OF CONTENTS
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(X)  SEC         DESCRIPTION                                  PAGES
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           PART I - THE SCHEDULE
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      A. SOLICITATION/CONTRACT FORM
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      B. SUPPLIES OR SERVICES AND PRICES/COST
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      C. DESCRIPTION/SPECS./WORK STATEMENT
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      D. PACKAGING AND MARKING
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      E. INSPECTION AND ACCEPTANCE
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      F. DELIVERIES OR PERFORMANCE
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      G. CONTRACT ADMINISTRATION DATA
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      H. SPECIAL CONTRACT REQUIREMENTS
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(X)  SEC         DESCRIPTION                                  PAGES
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       PART II-CONTRACT CLAUSES
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      I. CONTRACT CLAUSES AND OTGHER ATTACH
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         PART III-LIST OF DOCUMENTS, EXHIBITS
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      J. LIST OF ATTACHMENTS
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         PART IV-REPRESENTATIONS AND INSTRUCTIONS
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      K. REPRESENTATION,CERTIFICATIONS AND
         OTHER STATEMENTS OF OFFERORS

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      L. INSTRS., CONDS., AND NOTICES TO OFFERORS
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      M. EVALUATION FACTORS FOR AWARD
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          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. |_| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return _____copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provision, representations, certifications and specifications, as were attached or incorporated by reference herein. (Attachments are list herein).
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18. |X| AWARD (Contractor is not required to sign this document.) Your offer on
Solicitation Number TFTP-SW-988999-B including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
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19A. NAME AND TITLE OF SIGNER (Type or print)
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19B. NAME OF CONTRACTOR

BY ____________________________________________________
      (Signature of person authorized to sign)
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20A. NAME OF CONTRACTING OFFICER
Patricia L. Austin
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20B. UNITED STATES OF AMERICA

BY  /s/ Patricia L. Austin
    -----------------------------------------------
      (Signature of  Contracting  Officer)
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20C. DATE SIGNED
  1/13/00
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

GS-10F-0092K
SF-26
Page 2


1. Multiple Award Federal Supply Schedule Contract For: Environmental Advisory Services

2. Contract Period: January 18, 2000 through January 17, 2005.

3. SINs Awarded: Commodore Advanced Sciences, Inc is awarded the following SINs:

            899-1     Environmental Planning Services & Documentation

            899-2     Environmental Compliance Services

            899-3     Environmental/Occupational Training Services

            899-4     Waste Management Services

4. Delivery/Performance Area: Worldwide.

5. F.O.B. Point: Destination

6. Order Limitations: Minimum Order:  $      300.00
                      Maximum Order:  $2,000,000.00

7. Award is predicated on other than commercial pricing.

8. Prompt Payment Discount Terms: Net 30

9. Offer accepted as negotiated. The following documents are incorporated into this contract which are attached hereto and made a part hereof:

      Amendment 01, dated November 25, 1998
      Amendment 02, dated December 7, 1998
      Commodore letter, dated November 9, 1999
      Email from W. Sanchez to D. Ginther, dated December 23, 1999
      Compliance with Veterans Employment Reporting Requirements, dated November 9, 1999 Subcontracting Plan dated October 7, 1999

10. Contractor shall pay the Industrial Funding Fee of 1% of sales, in accordance with clause 552.238-77.

11. In accordance with clause 552.238-72, contractor must report the quarterly dollar value of sales under the contract by calendar quarter on electronic GSA Form 72A.

12. Yearly escalations will be effective January 18, 2001 and each January 18 through January 18, 2004 (for the year January 18, 2004 through January 17,
2005). If this contract is extended for the option period the same principle will apply.

13. Commodore Advanced Sciences, Inc has an approved accounting system to track labor hour task orders. The name of this accounting system is Del-Tek Accounting.

14. Other Direct Costs (ODCs) will be listed as separate line items and identified as 'open market charges'. These Other Direct Costs will be negotiated by the task ordering official when the task order is issued.

15. READ CONTRACT CAREFULLY: This award covers indefinite quantities or services. No performance or delivery is required until order(s) are received.

SF-26
Page 3

16. The Government Hourly Rates (Billable Rates) for the following labor categories are listed as follows for Commodore Advanced Sciences On-Site labor for the base 5-year contract period for SINs 899-1, 899-2, 899-3, and 899-4:

                                  Year 1        Year 2       Year 3        Year 4        Year 5
   Labor Category               Hrly Rate     Hrly Rate    Hrly Rate      Hrly Rate     Hrly Rate
   --------------               ---------     ---------    ---------      ---------     ---------
Program Manager                 $ 119.33      $ 122.85      $ 126.48      $ 130.21      $ 134.05
Project/Task Order Manager I    $  93.64      $  96.39      $  99.22      $ 102.14      $ 105.14
Project/Task Order Manager II   $  81.49      $  83.87      $  86.33      $  88.86      $  91.46

Scientist I                     $  81.49      $  83.87      $  86.33      $  88.86      $  91.46
Scientist II                    $  70.44      $  72.50      $  74.61      $  76.79      $  79.03
Scientist III                   $  64.41      $  66.28      $  68.21      $  70.20      $  72.27

Engineer I                      $  81.49      $  83.87      $  86.33      $  88.86      $  91.46
Engineer II                     $  70.44      $  72.50      $  74.61      $  76.79      $  79.03
Engineer III                    $  64.41      $  66.28      $  68.21      $  70.20      $  72.24

Technician I                    $  61.45      $  63.24      $  65.07      $  66.96      $  68.91
Technician II                   $  52.93      $  54.46      $  56.03      $  57.65      $  59.32
Technician III                  $  51.43      $  52.92      $  54.44      $  56.02      $  57.64
Technician IV                   $  37.17      $  38.22      $  39.31      $  40.43      $  41.58

Principal Executive             $ 203.10      $ 209.14      $ 215.35      $ 221.75      $ 228.34
Principal/Sr Expert             $ 175.95      $ 181.17      $ 186.54      $ 192.08      $ 197.78
Principal/Expert                $ 148.07      $ 152.45      $ 156.96      $ 161.61      $ 166.40
Sr Project Administrator        $  71.73      $  73.82      $  75.98      $  78.20      $  80.48
Jr Project Administrator        $  46.63      $  47.97      $  49.35      $  50.77      $  52.23

Word Processing/Clerical        $  38.78      $  39.88      $  41.02      $  42.19      $  43.39
Clerical I                      $  34.09      $  35.06      $  36.05      $  37.07      $  38.12
Clerical II                     $  27.77      $  28.54      $  29.34      $  30.16      $  31.00
Technical Writer/Editor         $  61.60      $  63.39      $  65.23      $  67.12      $  69.08

The following labor category hourly rates have been agreed to for SINs 899-1, 899-2, 899-3 and 899-4 for Commodore Advanced Sciences Client (off-site) labor for the 5-year base contract period:

                                  Year 1        Year 2       Year 3        Year 4        Year 5
   Labor Category               Hrly Rate     Hrly Rate    Hrly Rate      Hrly Rate     Hrly Rate
   --------------               ---------     ---------    ---------      ---------     ---------
Program Manager                 $ 92.61       $ 95.33       $ 98.13       $101.01       $103.98
Project/Task Order Manager I    $ 72.77       $ 74.90       $ 77.08       $ 79.33       $ 81.65
Project/Task Order Manager II   $ 63.39       $ 65.23       $ 67.12       $ 69.08       $ 71.09

Scientist I                     $ 63.39       $ 65.23       $ 67.12       $ 69.08       $ 71.09
Scientist II                    $ 54.86       $ 56.44       $ 58.08       $ 59.76       $ 61.49
Scientist III                   $ 50.20       $ 51.64       $ 53.13       $ 54.67       $ 56.25

Engineer I                      $ 63.39       $ 65.23       $ 67.12       $ 69.08       $ 71.09
Engineer II                     $ 54.86       $ 56.44       $ 58.08       $ 59.76       $ 61.49
Engineer III                    $ 50.20       $ 51.64       $ 53.13       $ 54.67       $ 56.25

                                  Year 1        Year 2       Year 3        Year 4        Year 5
   Labor Category               Hrly Rate     Hrly Rate    Hrly Rate      Hrly Rate     Hrly Rate
   --------------               ---------     ---------    ---------      ---------     ---------
Technician I                    $ 47.92       $ 49.29      $ 50.71       $ 52.17        $ 53.68
Technician II                   $ 41.33       $ 42.51      $ 43.73       $ 44.98        $ 46.27
Technician III                  $ 40.18       $ 41.32      $ 42.50       $ 43.72        $ 44.97
Technician IV                   $ 29.16       $ 29.98      $ 30.82       $ 31.68        $ 32.57

Principal Executive             $157.30       $161.96      $166.76       $171.70        $176.79
Principal/Sr Expert             $136.33       $140.36      $144.51       $148.79        $153 19
Principal/Expert                $114.80       $118.18      $121.67       $125.26        $128.95
Sr Project Administrator        $ 55.85       $ 57.47      $ 59.13       $ 60.85        $ 62.61
Jr Project Administrator        $ 36.47       $ 37.50      $ 38.57       $ 39.66        $ 40.79

Word Processing/Clerical        $ 30.41       $ 31.26      $ 32.14       $ 33.04        $ 33.97
Clerical I                      $ 26.79       $ 27.53      $ 28.30       $ 29.09        $ 29.90
Clerical II                     $ 21.90       $ 22.50      $ 23.11       $ 23.75        $ 24.40
Technical Writer/Editor         $ 48.03       $ 49.41      $ 50.83       $ 52.29        $ 53.80

      Commodore Advanced Sciences, Inc        Commodore Advanced Sciences, Inc
      102 North Main                          800 Oak Ridge Turnpike Suite C-260
      Carlsbad NM 88221                       Oak Ridge TN 37830
      Eddy County                             Anderson County

      Commodore Advanced Sciences, Inc        Commodore Advanced Sciences, Inc
      4500 Township Road 161                  1310 Wakarusa Drive Suite A
      Marengo OH 43334                        Lawrence KS 66049
      Morrow County                           Douglas County

      Commodore Advanced Sciences, Inc
      4760 Highway 377 South
      Ft Worth TX 76116
      Tarrant County

6.    Discount From List Price: Prices shown herein are net prices.

7.    Prompt Payment Terms: .05% 10 days, else Net 30 days

8a. Government Credit Card is accepted for orders below the micropurchase threshold
b. Contact Contractor's Representative for credit card acceptance of orders above the micropurchase threshold

9.    Foreign Items: N/A

10a-d. Time of Delivery: To be negotiated with ordering agency on each task order

11.   F.O.B. Point(s): Destination

12.   Ordering Address(es): Same as contractor's address

13.   Payment Address(es): Commodore Advanced Sciences, Inc.
                           P0 Box 25848
                           Albuquerque NM 87125-5848

14.   Warranty Provisions: N/A

15.   Export Packing Charges: N/A

16.   Terms and Conditions of Government Credit Card Acceptance: See #8 above

17.   Terms and Conditions of Rental, Maintenance, and Repair: N/A

18.   Terms and Conditions of Installation: N/A

19.   Terms and Conditions of Repair Parts: N/A
19a.  Terms and Conditions of any other services: N/A

20.   List of Service and Distribution Points: N/A

21.   List of Participating Dealers: N/A

22.   Preventative Maintenance: N/A

23.   Year 2000 (Y2K) Compliant: Yes

24.   Environmental Attributes: N/A

25.   Data Universal Numbering System (DUNS) number: 08-941-6994

26. Contractor is registered in Central Contractor Registration (CCR) database: NA

The Government Hourly Rates (Billable Rates) for the following labor categories are listed as follows for Commodore Advanced Sciences On-Site labor for the base 5-year contract period for SINs 899-1, 899-2, 899-3, and 899-4:

                                  Year 1        Year 2       Year 3        Year 4        Year 5
   Labor Category               Hrly Rate     Hrly Rate    Hrly Rate      Hrly Rate     Hrly Rate
   --------------               ---------     ---------    ---------      ---------     ---------
Program Manager                 $119.33       $122.85       $126.48       $130.21       $134.05
Project/Task Order Manager I    $ 93.64       $ 96.39       $ 99.22       $102.14       $105.14
Project/Task Order Manager II   $ 81.49       $ 83.87       $ 86.33       $ 88.86       $ 91.46
Scientist I                     $ 81.49       $ 83.87       $ 86.33       $ 88.86       $ 91.46
Scientist II                    $ 70.44       $ 72.50       $ 74.61       $ 76.79       $ 79.03
Scientist III                   $ 64.41       $ 66.28       $ 68.21       $ 70.20       $ 72.27

Engineer I                      $ 81.49       $ 83.87       $ 86.33       $ 88.86       $ 91.46
Engineer II                     $ 70.44       $ 72.50       $ 74.61       $ 76.79       $ 79.03
Engineer III                    $ 64.41       $ 66.28       $ 68.21       $ 70.20       $ 72.24
Technician I                    $ 61.45       $ 63.24       $ 65.07       $ 66.96       $ 68.91
Technician II                   $ 52.93       $ 54.46       $ 56.03       $ 57.65       $ 59.32
Technician III                  $ 51.43       $ 52.92       $ 54.44       $ 56.02       $ 57.64
Technician IV                   $ 37.17       $ 38.22       $ 39.31       $ 40.43       $ 41.58

Principal Executive             $203.10       $209.14       $215.35       $221.75       $228.34
Principal/Sr Expert             $175.95       $181.17       $186.54       $192.08       $197.78
Principal/Expert                $148.07       $152.45       $156.96       $161.61       $166.40
Sr Project Administrator        $ 71.73       $ 73.82       $ 75.98       $ 78.20       $ 80.48
Jr Project Administrator        $ 46.63       $ 47.97       $ 49.35       $ 50.77       $ 52.23
Word Processing/Clerical        $ 38.78       $ 39.88       $ 41.02       $ 42.19       $ 43.39
Clerical I                      $ 34.09       $ 35.06       $ 36.05       $ 37.07       $ 38.12
Clerical II                     $ 27.77       $ 28.54       $ 29.34       $ 30.16       $ 31.00
Technical Writer/Editor         $ 61.60       $ 63.39       $ 65.23       $ 67.12       $ 69.08

The following labor category hourly rates have been agreed to for SINs 899-1, 899-2, 899-3 and 899-4 for Commodore Advanced Sciences Client (off-site) labor for the 5-year base contract period:

                                  Year 1        Year 2       Year 3        Year 4        Year 5
   Labor Category               Hrly Rate     Hrly Rate    Hrly Rate      Hrly Rate     Hrly Rate
   --------------               ---------     ---------    ---------      ---------     ---------
Program Manager                 $ 92.61        $ 95.33      $ 98.13       $101.01       $103.98
Project/Task Order Manager I    $ 72.77        $ 74.90      $ 77.08       $ 79.33       $ 81.65
Project/Task Order Manager II   $ 63.39        $ 65.23      $ 67.12       $ 69.08       $ 71.09
Scientist I                     $ 63.39        $ 65.23      $ 67.12       $ 69.08       $ 71.09
Scientist II                    $ 54.86        $ 56.44      $ 58.08       $ 59.76       $ 61.49
Scientist III                   $ 50.20        $ 51.64      $ 53.13       $ 54.67       $ 56.25

Engineer I                      $ 63.39        $ 65.23      $ 67.12       $ 69.08       $ 71.09
Engineer II                     $ 54.86        $ 56.44      $ 58.08       $ 59.76       $ 61.49
Engineer III                    $ 50.20        $ 51.64      $ 53.13       $ 54.67       $ 56.25
Technician I                    $ 47.92        $ 49.29      $ 50.71       $ 52.17       $ 53.68
Technician II                   $ 41.33        $ 42.51      $ 43.73       $ 44.98       $ 46.27
Technician III                  $ 40.18        $ 41.32      $ 42.50       $ 43.72       $ 44.97
Technician IV                   $ 29.16        $ 29.98      $ 30.82       $ 31.68       $ 32.57

Principal Executive             $157.30        $161.96      $166.76       $171 70       $176.79
Principal/Sr Expert             $136.33        $140.36      $144.51       $148.79       $153.19
Principal/Expert                $114.80        $118.18      $121.67       $125.26       $128.95
Sr Project Administrator        $ 55.85        $ 57.47      $ 59.13       $ 60.85       $ 62.61
Jr Project Administrator        $ 36.47        $ 37.50      $ 38.57       $ 39 66       $ 40.79
Word Processing/Clerical        $ 30.41        $ 31.26      $ 32.14       $ 33.04       $ 33.97
Clerical I                      $ 26.79        $ 27.53      $ 28.30       $ 29.09       $ 29.90
Clerical II                     $ 21.90        $ 22.50      $ 23.11       $ 23.75       $ 24.40
Technical Writer/Editor         $ 48.03        $ 49.41      $ 50.83       $ 52.29       $ 53.80

                         GENERAL SERVICES ADMINISTRATION
                             FEDERAL SUPPLY SERVICE
                  Authorized Federal Supply Schedule Pricelist

On-line access to contract ordering information, terms and conditions, up-to-date pricing, and the option to create an electronic delivery is available through GSA Advantage!, a menu-driven database system The INTERNET address for GSA Advantage! is http://www.gsa.gov.

                         ENVIRONMENTAL ADVISORY SERVICES

                  Federal Supply Schedule Industrial Group 899
                              Industrial Class 8999

Contract No. GS-10F-0092K

For more information on ordering from Federal Supply Schedules click on the FSS Schedules button at http:www.fss.gsa.gov.

Contract Period: January 18, 2000 through January 17, 2005.

Contractor:  Commodore Advanced Sciences, Inc
             2340 Menaul Blvd NE Suite 400
             Albuquerque NM 87107
             Phone: (505) 872-6876
             FAX: (505) 872-6828

Contract Administration:
   For Domestic Orders - Mr. Will Sanchez
   For Overseas Orders - Mr. Will Sanchez
   Address/Telephone: Same as Above

Business Size: Large

                              CUSTOMER INFORMATION

la.   Table of Awarded Special Item Numbers (SINs):

            899-1 Environmental Planning Services & Documentation
            899-2 Environmental Compliance Services
            899-3 Environmental/Occupational Training Services
            899-4 Waste Management Services

lb.   N/A

2.    Maximum Order: $2,000,000.00

3.    Minimum Order $300

4.    Geographic Coverage: Worldwide

5.    Production Points:
      Commodore Advanced Sciences, Inc          Commodore Advanced Sciences, Inc
      2340 Menaul Blvd NE Suite 400             143 Union Blvd Suite 660
      Albuquerque NM 87107                      Lakewood CO 80228
      Bernalillo County                         Jefferson County

Identification Data

Contractor: Commodore Advanced Sciences, Inc.
            --------------------------------------

Address:    2340 Menaul Blvd NE, Suite 400
            Albuquerque, NM 87107
            --------------------------------------

Solicitation or Contract Number: TFTP-98-5W-8999-B
                                 -----------------

Item/Service: Worldwide FSS for Environmental Advisory Services
              -------------------------------------------------------

Total Amount of Contract (Including Options) $TBD - desire $30,000,000
                                             --------------------------

Period of Contract Performance (Day, Mo. & Yr.): 5 years and one 5 year option
                                                 -------------------------------

* Federal Acquisition Regulation (FAR), paragraph 19.708(b) prescribes the use of the clause at FAR 52.219-9 entitled "Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan." The following is a suggested model for use when formulating such a subcontracting plan. While this model plan has been designed to be consistent with FAR 52.219-9, other formats of a subcontracting plan may be acceptable. However, failure to include essential information as exemplified in this model may be cause for either a delay in acceptance or the rejection of a bid or offer where the clause is applicable. Further, the use of this model is not intended to waive other requirements that may be applicable under FAR 52.219-9. "SUBCONTRACT," as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract

1. Type of plan (check one):

|X| Individual Plan (All elements developed specifically for this contract and applicable for the full term of this contract).

____ Master Plan (Goals developed for this contract; all other elements standard; must be renewed every year).

____ Commercial Products Plan (Contractor sells large quantities of the off-the-shelf commodities to many Government agencies. Plans/goals negotiated by a lead agency on a company-wide basis rather than for individual contracts. Plan effective only during the year for which it is approved. The contractor must provide a copy of the lead agency approval).

2. Goals:

State separate dollar and percentage goals for small business, small disadvantaged business, and women-owned small business in the following format. (For a contract with option, provide a separate statement for the basic contract and individual statements for each option year).

Commodore ASI's plan numbers shown below are based on the assumption that we will be awarded $3,000,000 in task orders per year and the nature of the work will afford opportunities to subcontract about 10% of the effort to small and small disadvantaged and women owned firms ands 3% to large businesses like analytical laboratories.

      A. Total estimated dollar value and percent of planned subcontracting with small businesses (include small disadvantaged and women-owned small businesses): (77% of "C")

            $1,500,000 basic contract and $1,500,000 for option years 1 through 5

      B. Total estimated dollar value and percent of planned subcontracting with large businesses (all business concerns classified as "other than small"): (23% of "C")

            $450,000 basic contract and $50,000 for option years 1 through 5

      C. Total estimated dollar value of all planned subcontracting, i.e., the sum of A and B above:

            $1,950,000 (100%) basic contract $1,950,000 (100%) option years 1 through 5

      D. Total estimated dollar value and percent of planned subcontracting with small disadvantaged businesses: (38.5% of "C")

            $750,000 basic contract, $750,000 for option years 1 through 5

      E. Total estimated dollar value and percent of planned subcontracting with women-owned small businesses: (25.6% of "C")

            $500,000 basic contract and $500,000 for option years 1 through 5

      F. Provide a description of all the products and/or services to be subcontracted under this contract, and indicate the types of businesses supplying them: i.e., OTHER THAN SMALL BUSINESS (OTHER), SMALL BUSINESS (SB), SMALL DISADVANTAGED BUSINESS (SDB), and WOMEN-OWNED SMALL BUSINESS (WOSB):

                             (Check all that apply)

Subcontracted Product/Service     Other    SB |X|   SDB |X|     WOSB |X|

CAS plans on subcontracting with specialty firms for the following services: drilling, analytical laboratories, geophysical surveys, land surveys, asbestos surveys, systems (transportation planning), training, major investment studies, traffic noise analysis, and specific expert studies in disciplines or locations that it would be more cost effective to subcontract out these types of services. CAS identified a woman owned firm, Environmental Management Resources of Lawrence KS and an 8a firm, LS Gallegos & Associates of Englewood CO as two example small disadvantaged firms whom we could access to meet our goals.

(Attach additional sheets if necessary).

      G. A description of the method used to develop the subcontracting goals for small, small disadvantaged, and women-owned small business concerns: i.e., explain the method and state the quantitative basis (in dollars) used to establish the percentage goals; how the areas to be subcontracted to small, small disadvantaged, and women-owned small business concerns were determined; and how the capabilities of small, small disadvantaged, and women-owned small business concerns were determined. Include any source list used in the determination process.

The areas of this procurement to be subcontracted will be identified by the program and scientific staff to determine the requisite skill required to satisfy subcontract requirements. CAS reviewed the GSA website for available SDB/WO subcontractors. Our program staff will identify other specialty areas of needs and candidate subcontractors based on their familiarity with our in-house capabilities and location of work. It is recognized that this contract could offer opportunities for qualified small and small disadvantaged business firms that support environmental investigation and field services using specialized equipment or facilities..

      H. Indirect costs have |X| have not _____ been included in the dollar and percentage subcontracting goals stated above. (Check one).

      I. If indirect costs have been included, explain the method used to determine the proportionate share of such costs to be allocated as subcontracts to small, small disadvantaged, and women-owned small business concerns.

CAS adds a three (3)% subcontract handling expense to subcontract costs. Profit or fee is not included.
--------------------------------------------------------------------------------

================================================================================
3. Program Administrator:
--------------------------------------------------------------------------------

Name, title, position within the corporate structure, and duties and responsibilities of the employee who will administer the contractor's subcontracting program.

Name:        Dorothy A. Lucero

Title:       Subcontract Administrator

Address:     2340 Menaul Blvd., NE, Suite 400
             Albuquerque, NM 87107

Telephone:   (505) 872-3508

Facsimile:   (505) 872-6828

Duties: Has general overall responsibility for the contractor's subcontracting program, i.e., developing, preparing, and executing individual subcontracting plans and monitoring performance relative to the requirements of this particular plan. These duties include, but are not limited to, the following activities:

      A. Developing and promoting company-wide policy initiatives that demonstrate the company's support for awarding contracts and subcontracts to small, small disadvantaged, and women-owned small business concerns; and assure that small, small disadvantaged, and women-owned small businesses are included on the source lists for solicitations for products and services they are capable of providing;

      B. Developing an maintaining bidder's lists of small, small disadvantaged, and women-owned small business concerns from all possible sources;

      C. Ensuring periodic rotation of potential subcontractors on bidders' lists.

      D. Ensuring that procurement "packages" are designed to permit the maximum possible participation of small, small disadvantaged, and women-owned small businesses.

      E. Make arrangements for the utilization of various sources for the identification of small, small disadvantaged, and women-owned small businesses such as the SBA's Procurement Automated Source System (PASS), the National Minority Purchasing Council Vendor Information Service, the Office of Minority Business Data Center in the Department of Commerce, and the facilities of local small business and minority associations, and contact with Federal agencies' Small and Small Disadvantaged Business Utilization Specialists (SADBUS);

      F. Overseeing the establishment and maintenance of contract and subcontract award records;

      G. Attending or arranging for the attendance of company counselors at Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc.;

      H. Ensure small, small disadvantaged, and women-owned small business concerns are made aware of subcontracting opportunities and how to prepare responsive bids to the company;

      I. Conducting or arranging for the conduct of training for purchasing personnel regarding the intent and impact of Section 8(a) of the Small Business Act on purchasing procedures;

      J. Monitoring the company's performance and making any adjustments necessary to achieve the subcontract plan goals;

      K. Preparing and submitting timely, required subcontract reports;

      L. Coordinating the company's activities during the conduct of compliance reviews by Federal agencies;

      M. Providing technical assistance; e.g., engineering, quality control, and managerial assistance to small, small disadvantaged, and women-owned small business;

      N. For contractors of the Department of Defense, NASA, and the U.S. Coast
      Guard: Ensuring that Historically Black Colleges and Universities (HBCUs) and Minority Institutions (MIS) shall be afforded maximum practicable opportunity.

      0. Other Duties:

      Ms. Lucero will also be responsible for procurements of specialty equipment in support of other commercial corporate projects.

      __________________________________________________________________________

      __________________________________________________________________________

4. Equitable Opportunity:

Describe efforts the offeror will make to ensure that small, small disadvantaged, and women-owned small business concerns will have an equitable opportunity to compete for subcontracts. These efforts include, but are not limited to, the following activities:

      A. Outreach efforts to obtain sources:

            1.    Contacting minority and small business trade associations;

            2.    Contacting business development organizations;

            3. Attending small and minority business procurement conferences and trade fairs;

            4. Requesting sources from the Small Business Administration's PASS; and

            5.    Utilizing newspaper and magazine ads to encourage new sources.

      B. Internal efforts to guide and encourage purchasing personnel:

            1. Presenting workshops, seminars, and training programs;

            2. Establishing maintaining and using small, small disadvantaged, and women-owned small business source lists, guides, and other data for soliciting subcontracts; and

            3. Monitoring activities to evaluate compliance with the subcontracting plan.

      C. Additional Efforts:

      Contacting chapters of NAPM and NCMA nearest the location where subcontracted services may be required to request assistance in identifying qualified and reputable SDB/WO firms.

5. Flow-Down Clause.

The contractor agrees to include the provisions under FAR 52.219-8, "Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns," in all subcontracts that offer further subcontracting opportunities. All subcontractors, except small business concerns, that receive subcontracts in excess of $500,000 ($1,000,000 for construction) must adopt and comply with a plan required by FAR 52.219-9, "of Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan" (FAR 19.704 (a)(4)).

6. Reporting and Cooperation:

The contractor gives assurance of (1) cooperation in any studies or surveys that may be required; (2) submission of periodic reports which show compliance with the subcontracting plan; (3) submission of Standard Form (SF) 294, "Subcontracting Report for Individual Contracts," and SF-295, "Summary Subcontract Report;" in accordance with the instructions on the forms; and (4) ensuring that large business subcontractors with subcontracting plans agree to submit Standard Forms 294 and 295.

         Reporting Period            Report Due                Due Date
         ----------------            ----------                --------
         Oct 1 - March 31              SF-294                   04/30
         Apr 1 - Sept 30               SF-294                   10/30
         Oct 1 - Sept 30               SF-295*                  10/30

* Beginning in fiscal year 1996, contractors of the Department of Defense will be required to submit the SF 295 semiannually, except that contractors with Commercial Plans and contractors in the DOD Test Program for Negotiation of Comprehensive Subcontracting Plans may continue to submit the SF-295 annually. All contractors of civilian agencies will be required to submit the SF 295 annually as shown in this chart.

ADDRESSES

(a) SF-294 to be submitted to the cognizant contracting officer or as otherwise specified in the contract; and

(b) SF-295 to be submitted to the Office of Small and Disadvantaged Business Utilization of the procuring agency, or as otherwise specified in the contract, and to the cognizant SBA Commercial Market Representative.

7. Recordkeeping:

The following is a recitation of the types of records the contractor will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan. These records will include, but not limited to, the following:

      A. If the prime contractor is not using PASS as its source for small, small disadvantaged, and women-owned small business concerns, list the names of guides and other data identifying such vendors;

      B. Organizations contacted in an attempt to locate small, small disadvantaged, and women-owned small business concerns;

      C. On a contract-by-contract basis, records on each subcontract solicitation resulting in an award of more than $100,000 indicating (1) whether small business concerns were solicited, and if not, why not; (2) whether small disadvantaged business concerns were solicited, and if not, why not; (3) whether women-owned small business concerns were solicited, and if not, why not; and (4) if applicable, the reason that the award was not made to a small business concern;

      D. Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

      E. Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training program, incentive awards; and (2) monitoring of activities to evaluate compliance; and

      F. On a contract-by-contract basis, records to support subcontract award data including the name, address, and business size of each subcontractor. (This item is not required on a contract-by-contract basis for company or division-wide commercial plans.)

      G. Additional Records:

                                       NA
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

8. Timely Payments to Subcontractor:

FAR 19.702 requires your company to establish and use procedures to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small, small disadvantages, and women-owned small business concerns.

State whether you company has established and uses such procedures.

CAS's standard payment terms for such size firms is Net 30 after approval of the invoice.

9. Description of Good Faith Effort:

Maximum practicable utilization of small, small disadvantage, and women-owned small business concerns as subcontractors in Government contracts is a matter of national interest with both social and economic benefits. When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d)(4)(F) directs that liquidated damages shall be paid by the contractor. In order to demonstrate your compliance with a good faith effort to achieve the small, small disadvantaged, and women-owned small business subcontracting goals, outline the steps your company plans to take. These steps will be negotiated with the Contracting Officer prior to approval of the plan.:

CAS was a successful 8a contractor and is committed to helping similar firms and will implement the plan and meet the goals. Normally our SDB/WO goals are based on 10% of the actual awarded contract value. CAS is willing to put some portion of our profits or fee at risk to assure the GSA that we will meet the goals.

This subcontracting plan was submitted by:

      Typed Name:     Wilfred G. Sanchez, Jr.
                      ----------------------------------------------------------

      Signature:      /s/ Wilfred G. Sanchez, Jr.
                      ----------------------------------------------------------

      Title:          Director of Contracts and Controls
                      ----------------------------------------------------------

      Date Prepared:  October 7, 1999

      --------------------------------------------------------------------------

      Phone No.:      (505) 872-6876
                      ----------------------------------------------------------

      Fax No.:        (505) 872-6828
                      ----------------------------------------------------------

      E-Mail:         wsanchez@fliadv-sci.com
                      ----------------------------------------------------------

Approval:

      Agency: __________________________________________________________________

      Typed Name: ______________________________________________________________

      Signature:
      __________________________________________________________________________

      Title: ___________________________________________________________________

      Date Approved: ___________________________________________________________

      Phone No.: _______________________________________________________________

      Fax No.: _________________________________________________________________

[LOGO]  U.S. GENERAL SERVICES ADMINISTRATION
        Northwest/Arctic Region
        ------------------------------------------------------------------------

                                                                     JAN 18 2000

Re: Subcontracting Plan Reports -- Contract No. GS-10F-0092K

Commodore Advanced Sciences, Inc.
2340 Menaul Boulevard NE
Suite 400
Albuquerque, NM 87107

Your individual contract plan submitted in connection with the contact has been approved. You are required to submit subcontracting reports on Standard Form
(SF) 294, Subcontracting Report for Individual Contracts, and Standard Form (SF) 295, Summary Subcontract Report.

The SF 294 report is used to report subcontracting activity under this contract. The report is due semiannually and must be submitted by April 30 for the reporting period October 1 - March 31 and October 30 for the reporting period April 1 - September 30. A separate report is required at contract completion.

The SF 295 is used to report total subcontracting activity under all of your GSA contracts. The report must be submitted annually and cover the period October 1
- September 30 (the Government fiscal year). The report is due on or before October 30th of each year. A new reporting cycle begins October 1st of each year.

Please note the requirement on the SF 295 to report your subcontracting with women-owned small business concerns.

The SF 294 report must be submitted to:  General Services Administration
                                         Acquisition Division (10FTP-E)
                                         400 15th St., SW
                                         Auburn, WA 98001-6599

with a copy to:                          General Services Administration
                                         Office of Enterprise Development (10AB)
                                         400 15th Street SW
                                         Auburn, WA 98001-6599

The SF 295 report must be submitted to:  General Services Administration
                                         Office of Enterprise Development (E)
                                         18th and F Street, NW
                                         Washington, DC 20405

Sincerely,


/s/ Patricia L. Austin

Patricia L. Austin
Contracting Officer
Acquisition Division (10FTP-E)
Management Services Center

Enclosures (SF 294 and SF 295)

                    400 15th Street SW, Auburn, WA 98001-6599

           Federal Recycling Program [LOGO] Printed on Recycled Paper

                            FAC 97-05 AUGUST 21, 1998

PART 53-FORMS                                                         53.301-294
--------------------------------------------------------------------------------
================================================================================
                 SUBCONTRACTING REPORT FOR INDIVIDUAL CONTRACTS
                          (See instructions on reverse)
--------------------------------------------------------------------------------
OMB No.: 9000-0006
Expires:     04/30/2001
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 3 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405.
--------------------------------------------------------------------------------
                 1. CORPORATION, COMPANY OR SUBDIVISION COVERED
--------------------------------------------------------------------------------
a. COMPANY NAME

--------------------------------------------------------------------------------
b. STREET ADDRESS

--------------------------------------------------------------------------------
c. CITY                            d. STATE     e. ZIP CODE
--------------------------------------------------------------------------------
2. CONTRACTOR IDENTIFICATION NUMBER

--------------------------------------------------------------------------------
3. DATE SUBMITTED

--------------------------------------------------------------------------------
4. REPORTING PERIOD FROM INCEPTION OF CONTRACT THRU:
--------------------------------------------------------------------------------
|_| MAR 31                    |_| SEPT 30   YEAR
--------------------------------------------------------------------------------
                                5. TYPE OF REPORT
--------------------------------------------------------------------------------
|_| REGULAR         |_|FINAL  |_| REVISED
--------------------------------------------------------------------------------
            6. ADMINISTERING ACTIVITY (Please check applicable box)
--------------------------------------------------------------------------------
|_| ARMY                      |_| GSA       |_| NASA
|_| NAVY                      |_| DOE       |_| OTHER FEDERAL AGENCY (Specify)
|_| AIR FORCE                 |_| DEFENSE LOGISTICS AGENCY
--------------------------------------------------------------------------------
       7. REPORT SUBMITTED AS (Check one and provide appropriate number)
--------------------------------------------------------------------------------
|_| PRIME CONTRACTOR          PRIME CONTRACT NUMBER

                              --------------------------------------------------
|_| SUBCONTRACTOR             SUBCONTRACT NUMBER

--------------------------------------------------------------------------------
                   8. AGENCY OR CONTRACTOR AWARDING CONTRACT
--------------------------------------------------------------------------------
a. AGENCY'S OR CONTRACTOR'S NAME

--------------------------------------------------------------------------------
b. STREET ADDRESS

--------------------------------------------------------------------------------
C. CITY                       d.   STATE        e. ZIP CODE

--------------------------------------------------------------------------------
9. DOLLARS AND PERCENTAGES IN THE FOLLOWING BLOCKS:

|_| DO INCLUDE INDIRECT COSTS      |_| DO NOT INCLUDE INDIRECT COSTS
--------------------------------------------------------------------------------
                               SUBCONTRACT AWARDS
--------------------------------------------------------------------------------
TYPE                                   CURRENT GOAL      ACTUAL CUMULATIVE
                                    --------------------------------------------
                                    WHOLE                WHOLE
                                    DOLLARS   PERCENT    DOLLARS    PERCENT
--------------------------------------------------------------------------------
10A. SMALL BUSINESS CONCERNS
(Include SDB, WOSB, HBCU/MI)
(Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
10b. LARGE BUSINESS CONCERNS
(Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
10c. TOTAL (Sum of 10a and 10b.)               100.0%                100.0%
--------------------------------------------------------------------------------
11. SMALL DISADVANTAGE (SDB)
 CONCERNS  (INCLUDE HBCU/MI)
(Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
12. WOMEN-OWNED SMALL BUSINESS
(WOSB) CONCERNS (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
13. REMARKS




--------------------------------------------------------------------------------
14A. NAME OF INDIVIDUAL ADMINISTERING SUBCONTRACTING PLAN

--------------------------------------------------------------------------------
                             14b. TELEPHONE NUMBER
--------------------------------------------------------------------------------
AREA CODE                                 NUMBER
================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION                 STANDARD FORM 294  (REV. 8-98)
Previous edition is not usable           Presribed by GSA-FAR (48 CFR) 53.219(a)

                                                                           53-83

                           FAC 97-05 AUGUST 21, 1998

PART 53-FORMS                                                        53.301-295
--------------------------------------------------------------------------------
================================================================================
                    SUMMARY SUBCONTRACT REPORT               OMB NO.: 9000-0007
                  (See instructions on reverse)              Expires: 06/30/2000
--------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 13 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405.
--------------------------------------------------------------------------------
                 1. CORPORATION, COMPANY OR SUBDIVISION COVERED
--------------------------------------------------------------------------------
a. COMPANY NAME

--------------------------------------------------------------------------------
b. STREET ADDRESS

--------------------------------------------------------------------------------
c. CITY                            d. STATE     e. ZIP CODE

--------------------------------------------------------------------------------
3. DATE SUBMITTED

--------------------------------------------------------------------------------
                              4. REPORTING PERIOD:
--------------------------------------------------------------------------------
|_|   OCT 1 - MAR 31          |_| OCT 1 - SEPT 30           YEAR
--------------------------------------------------------------------------------
                               5. TYPE OF REPORT
--------------------------------------------------------------------------------
|_| REGULAR                   |_| FINAL     |_| REVISED
--------------------------------------------------------------------------------
            6. ADMINISTERING ACTIVITY (Please check applicable box)
--------------------------------------------------------------------------------
|_| ARMY        |_| DEFENSE LOGISTICS AGENCY  |_| DOE
|_| NAVY        |_| NASA                      |_| OTHER FEDERAL AGENCY (Specify)
|_| AIR FORCE   |_| GSA
--------------------------------------------------------------------------------
                       7. REPORT SUBMITTED AS (Check one)
--------------------------------------------------------------------------------
|_| PRIME CONTRACTOR          |_| BOTH
|_| SUBCONTRACTOR
--------------------------------------------------------------------------------
                                8. TYPE OF PLAN
--------------------------------------------------------------------------------
|_| INDIVIDUAL                |_| COMMERCIAL
--------------------------------------------------------------------------------
IF PLAN IS A COMMERCIAL PLAN, SPECIFY THE PERCENTAGE OF THE DOLLARS
ON THIS REPORT ATTRIBUTABLE TO THIS AGENCY
--------------------------------------------------------------------------------
                 9. CONTRACTOR'S MAJOR PRODUCTS OR SERVICE LINES
--------------------------------------------------------------------------------
a                                                     c
--------------------------------------------------------------------------------
b                                                     d
--------------------------------------------------------------------------------
                CUMULATIVE FISCAL YEAR SUBCONTRACT AWARDS (Report
               cumulative figures for reporting period in Block 4)
--------------------------------------------------------------------------------
                                                                   PERCENT
                        TYPE                  WHOLE            (To nearest tenth
                                             DOLLARS               of a %)
--------------------------------------------------------------------------------
10a.SMALL BUSINESS CONCERNS (include SDB,
    WOSB, HBCU/MI)
    (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
10b. LARGE BUSINESS CONCERNS
    (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
10c. TOTAL (Sum of 10a and 10b.)                                      100.0%
--------------------------------------------------------------------------------
11. SMALL DISADVANTAGED (SDB) CONCERNS
      (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
12. WOMEN-OWNED SMALL BUSINESS (WOSB) CONCERNS
       (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
13. HISTORICALLY BLACK COLLEGES AND UNIVERISITES
     (HBCU) AND MINORITY INSTITUTIONS (MI) (if
      applicable)
     (Dollar Amount and Percent of 10c.)
--------------------------------------------------------------------------------
14. REMARKS



--------------------------------------------------------------------------------
        15. CONTRACTOR'S OFFICIAL WHO ADMINISTERS SUBCONTRACTING PROGRAM
--------------------------------------------------------------------------------
a. NAME                       b. TITLE                    c. TELEPHONE NUMBER
                                                          AREA CODE | NUMBER
--------------------------------------------------------------------------------
                           16. CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
a. NAME                                     c. SIGNATURE

--------------------------------------------------------------------------------
b. TITLE                                    d. DATE

================================================================================
AUTHORIZED FOR LOCAL REPRODUCTION                   STANDARD FORM 295(REV. 8-98)
Previous edition is not usable           Prescribed by GSA-FAR(48 CFR) 53.219(a)